ADVANCED SERIES TRUST

AST Multi-Sector Fixed Income Portfolio

Supplement dated June 20, 2023 to the

Statement of Additional Information dated May 1, 2023, as supplemented (the SAI)

This supplement should be read and retained in conjunction with the SAI for the Advanced Series Trust (the Trust) relating to the AST Multi-Sector Fixed Income Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

A.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is revised to replace the information pertaining to the Portfolio with the following:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Multi-Sector Fixed Income	The Manager has contractually agreed to waive a portion of its investment
Portfolio	management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's net operating expenses do not exceed 0.7195 % of the
Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such
waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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